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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 26, 1999

                                   HUBCO, INC.
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                 (State or other jurisdiction of incorporation)

             1-10699                                     22-2405746
   (Commission File Number)                   (IRS Employer Identification No.)

               1000 MacArthur Boulevard, Mahwah, New Jersey 07430
                    (Address of principal executive offices)

                                 (201) 236-2600
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

          On March 26, 1999, HUBCO, INC. issued a press release announcing its purchase of approximately $150 million in checking, savings and money market accounts from First International Bank. The Hartford retail branch office of First International, located at 280 Trumbull Street, will become a retail branch of Hudson United Bank.


Item 7.  Exhibits


         99    Press Release dated March 26, 1999.




                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              HUBCO, INC.

                                          D. LYNN VAN BORKULO-NUZZO
Dated: March 29, 1999               By: ____________________________
                                          D. Lynn Van Borkulo-Nuzzo,
                                          Executive Vice President